UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 30, 2024
Aflac Incorporated
_________________________________________________________________________________________________________________________________________________________
(Exact name of registrant as specified in its charter)

Georgia	001-07434		58-1167100
(State or other jurisdiction	(Commission		(IRS Employer
of incorporation)	File Number)		Identification No.)

1932 Wynnton Road	Columbus	Georgia	31999
(Address of principal executive offices)			(Zip Code)
706.323.3431
_________________________________________________________________________________________________________________________________________________________
(Registrant’s telephone number, including area code)

_________________________________________________________________________________________________________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	AFL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On October 30, 2024, Aflac Incorporated (the "Company") issued a press release dated October 30, 2024 in which it reported the Company's 2024 third quarter financial results. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein in its entirety. In addition, a copy of the Company's third quarter supplemental earnings materials is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein in its entirety.
On October 30, 2024, the Company posted to its investor relations website at investors.aflac.com a video presentation by Max Brodén, the Company's Executive Vice President and Chief Financial Officer, discussing the Company's 2024 third quarter earnings. A copy of the transcript of Mr. Brodén's comments from the Investor Update and a copy of the Investor Presentation are furnished as Exhibit 99.3 and Exhibit 99.4 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein in their entirety. The Investor Update and the Investor Presentation should be read in conjunction with the press release.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The Company has appointed Virgil R. Miller to serve as President of the Company, effective January 1, 2025, in addition to continuing to serve as President, Aflac U.S. Daniel P. Amos, who has been serving as President of the Company since November 16, 2023, will resign as President effective January 1, 2025, but will continue to serve as the Company’s Chairman and Chief Executive Officer.
Mr. Miller, age 56, joined Aflac U.S. in 2004 and has served as President of Aflac U.S. since 2023. Previously, he served as Deputy President, Aflac U.S., from 2022 until 2023; Executive Vice President, President of Group and Individual Benefits Division, Aflac U.S., from 2021 until 2022; and Executive Vice President, Chief Operating Officer, Aflac U.S., from 2018 until 2021.
Beginning January 1, 2025, Mr. Miller’s initial base salary will be $825,000, and he will be eligible for a target annual bonus of 150% of his base salary. Mr. Miller is also expected to receive an equity award in February 2025 with a grant-date value of approximately $2,475,000 in the form of performance-based restricted stock, with vesting contingent upon the Company’s achievement of performance goals over a three-year period.
There are no family relationships between Mr. Miller and any Company director or executive officer, and no arrangements or understandings between Mr. Miller and any other person pursuant to which either was selected as an officer. Mr. Miller is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Title or Description
99.1	Press release of Aflac Incorporated dated October 30, 2024
99.2	Financial Supplement for Third Quarter 2024
99.3	Transcript of comments in video presentation by Max Brodén, Executive Vice President and Chief Financial Officer of Aflac Incorporated.
99.4	Slides referenced in video presentation by Max Brodén, Executive Vice President and Chief Financial Officer of Aflac Incorporated.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

October 30, 2024	/s/ Robin L. Blackmon
(Robin L. Blackmon)
Senior Vice President, Financial Services
Chief Accounting Officer

2